UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 30, 2010
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10382 (Commission File Number)	20-5715943 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)	63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act.
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.
     On November 30, 2010, Synergetics USA, Inc. (the “Company”) and Synergetics, Inc., its wholly owned subsidiary (together with the Company, the “Borrowers”), executed the Eighth Amendment to Credit and Security Agreement (the “Eighth Amendment”) with Regions Bank (“Regions”), as Lender, relating to the Company’s revolving credit facility and equipment line of credit. The Eighth Amendment extended the maturity date of the Company’s revolving credit facility and equipment line of credit to November 30, 2011.
     Also on November 30, 2010, the Borrowers and Synergetics Germany, GmbH, Synergetics Italia, Srl and Synergetics France SARL, each of which is a wholly owned subsidiary of the Company (collectively with the Borrowers, the “Foreign Accounts Borrowers”), executed a Termination of Foreign Accounts Credit and Security Agreement (the “Termination”) with Regions. Pursuant to the Termination, the Foreign Accounts Credit and Security Agreement dated as of June 20, 2007, as amended (the “Foreign Accounts Agreement”), was terminated effective November 30, 2010. Pursuant to the Termination, Regions agreed to cancel and destroy the Third Amended and Restated Foreign Accounts Revolving Note (the “Note”) or, at the request of the Foreign Accounts Borrowers, to return the canceled Note to the Foreign Accounts Borrowers.
     The Eighth Amendment and the Termination are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The summary of these agreements contained herein is qualified in its entirety by reference to such exhibits.
Item 1.02. Termination of a Material Definitive Agreement.
     On November 30, 2010, the Foreign Accounts Borrowers entered into the Termination, as described in Item 1.01 above. Pursuant to and in accordance with the terms of the Termination, the Foreign Accounts Agreement was terminated and Regions agreed to cancel and destroy the Note, or, at the request of the Foreign Accounts Borrowers, to return the canceled Note to the Foreign Accounts Borrowers. The description of the material terms of the Termination is set forth in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference and qualified in its entirety by reference to Exhibit 10.2 hereto.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On November 30, 2010, the Borrowers executed the Eighth Amendment. The terms of the Eighth Amendment are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Eighth Amendment to Credit and Security Agreement by and among Synergetics Inc. and Synergetics USA, Inc. as Borrowers and Regions Bank as Lender, dated as of November 30, 2010.

10.2	Termination of Foreign Accounts Credit and Security Agreement by and among Synergetics USA, Inc., Synergetics, Inc., Synergetics Germany, GmbH, Synergetics Italia, Srl and Synergetics France SARL as Borrowers and Regions Bank as Lender, dated as of November 30, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 6, 2010

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	EVP and Chief Financial Officer

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